                                                                   EXHIBIT 4.12

                              DECLARATION OF TRUST

                         AT&T WIRELESS CAPITAL TRUST II

                           Dated as of April 24, 2003

                                    CONTENTS

ARTICLE I DEFINITIONS....................................................................................3
         1.1      Definitions............................................................................3
ARTICLE II ORGANIZATION..................................................................................6
         2.1      Name...................................................................................6
         2.2      Initial Trust Estate...................................................................6
         2.3      Office.................................................................................6
         2.4      Purpose................................................................................6
         2.5      Authority..............................................................................6
         2.6      Title to Property of the Trust.........................................................6
         2.7      Powers of the Trustees.................................................................7
         2.8      Filing of Certificate of Trust.........................................................8
         2.9      Duration of Trust......................................................................8
         2.10     Responsibilities of the Sponsor........................................................8
         2.11     Declaration Binding on Holders of Securities...........................................8
ARTICLE III TRUSTEES.....................................................................................9
         3.1      Trustees...............................................................................9
         3.2      Delaware Trustee.......................................................................9
         3.3      Execution of Documents................................................................10
         3.4      Not Responsible for Recitals or Sufficiency of Declaration............................10
ARTICLE IV LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS.........................10
         4.1      Exculpation...........................................................................10
         4.2      Fiduciary Duty........................................................................11
         4.3      Indemnification.......................................................................12
         4.4      Outside Businesses....................................................................14
ARTICLE V AMENDMENTS, DISSOLUTION, MISCELLANEOUS........................................................15
         5.1      Amendments............................................................................15
         5.2      Dissolution of Trust..................................................................15
         5.3      Governing Law.........................................................................15
         5.4      Headings..............................................................................15
         5.5      Successors and Assigns................................................................15
         5.6      Partial Enforceability................................................................16
         5.7      Counterparts..........................................................................16
EXHIBIT A...............................................................................................18
CERTIFICATE OF TRUST....................................................................................18
OF       18
AT&T WIRELESS CAPITAL TRUST II..........................................................................18

                              DECLARATION OF TRUST

                                       OF

                         AT&T WIRELESS CAPITAL TRUST II

                                 April 24, 2003

         DECLARATION OF TRUST (" Declaration") dated and effective as of April 24, 2003 by the Trustees (as defined herein), the Sponsor (as defined herein), and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

         WHEREAS, the Trustees and the Sponsor desire to establish a trust (the "Trust") pursuant to the Statutory Trust Act (as defined herein) for the sole purpose of (i) issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust, (ii) holding certain Debentures of the Debenture Issuer (each as defined herein) and (iii) engaging in only those other activities necessary, advisable or incidental thereto;

         NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Act and that this Declaration constitutes the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I
                                  DEFINITIONS

1.1      DEFINITIONS

         Unless the context otherwise requires:

         (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.1;

         (b) a term defined anywhere in this Declaration has the same meaning throughout;

         (c) all references to "the Declaration" or "this Declaration" are to this Declaration of Trust as modified, supplemented or amended from time to time;

         (d) all references in this Declaration to Articles and Sections are to Articles and Sections of this Declaration unless otherwise specified:

         (e) a reference to the singular includes the plural and vice versa;

         (f) a reference to any Person shall include its successors and assigns;

         (g) a reference to any agreement or instrument shall mean such agreement or instrument as supplemented, modified, amended and restated and in effect from time to time; and

         (h) a reference to any statute, law, rule or regulation, shall include any amendments thereto and any successor, statute, law, rule or regulation.

         "1933 Act Registration Statement" means a registration statement on Form S-3.

         "1934 Act Registration Statement" means a registration statement on Form 8-A.

         "Administrative Trustee" means any Trustee other than the Delaware Trustee and Property Trustee.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "AT&T Wireless" means AT&T Wireless Services, Inc., a Delaware corporation, or any successor entity in a merger.

         "Business Day" means any day other than a day on which banking institutions in New York, New York,or Seattle, Washington are authorized or required by any applicable law or executive order to close.

         "Capital Security" means a security representing an undivided beneficial interest in the assets of the Trust with such terms as may be set out in any amendment to this Declaration.

         "Commission" means the Securities and Exchange Commission.

         "Common Security" means a security representing an undivided beneficial interest in the assets of the Trust with such terms as may be set out in any amendment to this Declaration.

         "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any employee or agent of the Trust or its Affiliates.

         "Covered Person" means any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or the Trust's Affiliates.

         "Debenture Issuer" means AT&T Wireless in its capacity as the issuer of the Debentures under the Indenture.

         "Debentures" means Debentures to be issued by the Debenture Issuer and acquired by the Trust.

         "Debenture Trustee" means the original trustee under the Indenture until a successor is appointed thereunder, and thereafter means any such successor trustee.

         "Delaware Trustee" has the meaning set forth in Section 3.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Fiduciary Indemnified Person" has the meaning set forth in Section 4.3(b).

         "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

         "Indenture" means the indenture to be entered into between AT&T Wireless and the Debenture Trustee pursuant to which the Debentures are to be issued.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Property Trustee" has the meaning set forth in Section 3.1.

         "Securities" means collectively the Common Securities and the Capital Securities.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Sponsor" means AT&T Wireless in its capacity as sponsor of the Trust.

         "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. (S) (S) 3801 et seq., as it may be amended from time to time, or any successor legislation.

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                                   ARTICLE II
                                  ORGANIZATION

2.1      NAME

         The Trust created by this Declaration is named "AT&T Wireless Capital Trust II". The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

2.2      INITIAL TRUST ESTATE

         The Sponsor hereby assigns, transfers, conveys and sets over to the Trust the sum of $10. The Trustees hereby acknowledge receipt of such amount from the Sponsor, which amount shall constitute the initial trust estate. The Trustees hereby declare that they will hold the initial trust estate for the Sponsor.

2.3      OFFICE

         The address of the principal office of the Trust is c/o AT&T Wireless Services, Inc. 7277 164th Avenue NE, Building 1, Redmond, Washington 98052,
Attention: Phil Sisneros, Administrative Trustee. On ten Business Days written notice to the holders of Securities, the Administrative Trustees may designate another principal office.

2.4      PURPOSE

         The exclusive purposes and functions of the Trust are (a) to issue and sell Securities, (b) purchase and hold certain Debentures of the Debenture Issuer and (c) engage in only those other activities necessary, advisable or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor Trust.

2.5      AUTHORITY

         Subject to the limitations provided in this Declaration, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust. In dealing with the Administrative Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Administrative Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Administrative Trustees as set forth in this Declaration.

2.6      TITLE TO PROPERTY OF THE TRUST

         Legal title to all assets of the Trust shall be vested in the Trust.

2.7      POWERS OF THE TRUSTEES

         The Administrative Trustees shall have the exclusive power and authority to cause the Trust to engage in the following activities:

                  (a) to issue and sell the Capital Securities and the Common Securities in accordance with this Declaration: provided, however, that the Trust may issue no more than one series of Capital Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities;

                  (b) in connection with the issue and sale of the Capital Securities, at the direction of the Sponsor, to:

                           (i)      file with the Commission and execute, in
each case on behalf of the Trust, (A) a 1933 Act Registration Statement, including any pre-effective or post-effective amendments to the 1933 Act Registration Statement, relating to the registration under the Securities Act of the Capital Securities and (B) a 1934 Act Registration Statement including all pre-effective and post-effective amendments thereto, relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act;

                           (ii)     file with the New York Stock Exchange and
execute on behalf of the Trust a listing application and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Capital Securities to be listed on the New York Stock Exchange;

                           (iii)    execute and file any documents prepared by
the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Capital Securities in any State or foreign jurisdiction in which the Sponsor has determined to qualify or register such Capital Securities for sale;

                           (iv)     execute and deliver letters, documents, or
instruments with The Depository Trust Company relating to the Capital
Securities;

                           (v)      execute and enter into subscription
agreements, purchase agreements and other related agreements providing for the sale of the Common Securities and the Capital Securities;

                  (c) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and provide for reasonable compensation for such services;

                  (d) to incur expenses that are necessary or incidental to carry out any of the purposes of this Declaration, which expenses shall be paid for by the Sponsor in all respects; and

                  (e) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

2.8      FILING OF CERTIFICATE OF TRUST

         On or after the date of execution of this Declaration, the Trustees shall cause the filing of the Certificate of Trust for the Trust in the form attached hereto as Exhibit A with the Secretary of State of the State of Delaware.

2.9      DURATION OF TRUST

         The Trust, absent termination pursuant to the provisions of Section 5.2, shall have existence for thirty-one (31) years from the date hereof.

2.10     RESPONSIBILITIES OF THE SPONSOR

         In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                  (a) to prepare the 1933 Act Registration Statement and the 1934 Act Registration Statement, including any amendments or supplements thereto;

                  (b) to determine the States and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions; and

                  (c) to negotiate the terms of subscription agreements, purchase agreements and other related agreements providing for the sale of the Common Securities and Capital Securities.

2.11     DECLARATION BINDING ON HOLDERS OF SECURITIES

         Every Person by virtue of having become a holder of a Security or any interest therein in accordance with the terms of this Declaration shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by. this Declaration.

                                  ARTICLE III
                                    TRUSTEES

3.1      TRUSTEES

         The number of Trustees initially shall be four (4), and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Sponsor. The Sponsor is entitled to appoint or remove without cause any Trustee at any time; provided, however that the number of Trustees shall in no event be less than two (2); provided further that (a) one (1) Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or which, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee") and (b) there shall be at least one (1) Administrative Trustee who is an employee or officer of, or is affiliated with, the Sponsor.

         Except as expressly set forth in this Declaration, if there are more than two (2) Administrative Trustees, any power of such Administrative Trustees may be exercised by, or with the consent of, a majority of such Administrative
Trustees: provided that if there are two (2) Administrative Trustees, any power of such Administrative Trustees shall be exercised by both Administrative Trustees; provided further that if there is only one Administrative Trustee, all powers of the Administrative Trustees shall be exercised by such one Administrative Trustee.

         The initial Administrative Trustee(s) shall be:

                  Phil Sisneros
                  Errol Harris

         The initial Delaware Trustee shall be:

         U.S. Bank Trust National Association
         300 East Delaware Avenue, 8th Floor
         Wilmington, DE  19809

         The initial property trustee (the "Property Trustee"), meeting the requirements of the Trust Indenture Act of 1939, as amended, shall be:

                  U.S. Bank Trust National Association
                  180 East Fifth Street, 2nd Floor
                  St. Paul, MN  55101

3.2      DELAWARE TRUSTEE

         Notwithstanding any other provision of this Declaration, the Delaware Trustee shall not be entitled to exercise any of the powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Trustees described in this Declaration (except as required under the Statutory Trust Act). The Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Statutory Trust Act. Notwithstanding anything herein to the contrary, the Delaware Trustee shall not be liable for the acts or omissions to act of the Trust or of the Administrative Trustees except such acts as the Delaware Trustee is expressly obligated or authorized to undertake under this Declaration or the Statutory Trust Act and except for the negligence or willful misconduct of the Delaware Trustee.

3.3      EXECUTION OF DOCUMENTS

                  (a) Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Statutory Trust Act, any Administrative Trustee is, or if there are more than two (2) Administrative Trustees, any two (2) Administrative Trustees are, authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 2.7; and

                  (b) an Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust to execute pursuant to Section 2.7.

3.4      NOT RESPONSIBLE FOR RECITALS OR SUFFICIENCY OF DECLARATION

         The recitals contained in this Declaration shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration.

                                   ARTICLE IV
               LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                               TRUSTEES OR OTHERS

4.1      EXCULPATION

                  (a) No Indemnified Person shall be liable, responsible or accountable for damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions; and

                  (b) an Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Securities might properly be paid.

4.2      FIDUCIARY DUTY

                  (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person;

                  (b)      unless otherwise expressly provided herein:

                           (i)      whenever a conflict of interest exists or
arises between Covered Persons; or

(ii) whenever this Declaration or any other agreement contemplated herein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise; and

                  (c) whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                           (i)      in its "discretion" or under a grant of
similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                           (ii)     in its "good faith" or under another
express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

4.3      INDEMNIFICATION

                  (a)      (i)      The Sponsor shall indemnify, to the full
extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                           (ii)     The Sponsor shall indemnify, to the full
extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                           (iii)    Any indemnification under paragraphs (i)
and (ii) of this Section 4.3(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because the Company Indemnified Person has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, Suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                           (iv)     Expenses (including reasonable attorneys
fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 4.3(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this
Section 4.3(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Common Security Holder of the Trust, that, based upon the facts known to such Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or the Common Security or Capital Security Holders.

                           (v)      The indemnification and advancement of
expenses provided by, or granted pursuant to, the other paragraphs of this
Section 4.3(a) shall not be deemed exclusive of any other rights to which a person seeking indemnification and advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors of the Debenture Issuer or Capital Security Holders of the Trust or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. All rights to indemnification under this
Section 4.3(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 4.3(a) is in effect. Any repeal or modification of this Section 4.3(a) shall not affect any rights or obligations then existing.

                           (vi)     The Sponsor or the Trust may purchase and
maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 4.3(a).

                           (vii)    For purposes of this Section 4.3(a),
references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 4.3(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                           (viii)   The indemnification and advancement of
expenses provided by, or granted pursuant to, this Section 4.3(a) shall, unless otherwise provided when authorized, or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  (b) The Sponsor agrees to indemnify the (i) the Property Trustee and the Delaware Trustee, (ii) any Affiliate of the Property Trustee or the Delaware Trustee, and (iii) any officers, directors, shareholders, members, partners, employees, representatives. nominees, custodians or agents of the Property Trustee or the Delaware Trustee (each of the Persons in (i) through
(iii) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against, or investigating, any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section 4.3(b) shall survive the termination of this Declaration or the resignation or removal of the Property Trustee and the Delaware Trustee.

4.4      OUTSIDE BUSINESSES

         Any Covered Person, the Sponsor and the Delaware Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor or the Delaware Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor and the Delaware Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person and the Delaware Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the

Sponsor, or may act as depositary for, trustee or agent for or may act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE V
                     AMENDMENTS, DISSOLUTION, MISCELLANEOUS

5.1      AMENDMENTS

         At any time before the issue of any Securities, this Declaration may be amended by, and only by, a written instrument executed by all of the Administrative Trustees and the Sponsor.

5.2      DISSOLUTION OF TRUST

                  (a)      The Trust shall dissolve:

                           (i)      upon the bankruptcy of the Sponsor;

                           (ii)     upon the filing of a certificate of
dissolution or its equivalent with respect to the Sponsor or the revocation of the Sponsor's charter;

                           (iii)    upon the entry of a decree of judicial
dissolution of the Sponsor or the Trust; or

                           (iv)     before the issuance of any Securities, with
the consent of all of the Administrative Trustees and the Sponsor.

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 5.2(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

5.3      GOVERNING LAW

         THIS DECLARATION AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICT OF LAWS.

5.4      HEADINGS

         Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

5.5      SUCCESSORS AND ASSIGNS

         Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party Shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed.

5.6      PARTIAL ENFORCEABILITY

         If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

5.7      COUNTERPARTS

         This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

              [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the undersigned have caused this Declaration to be executed as of the day and year first above written.


                                      /s/ Phil Sisneros
                                      ----------------------------------------
                                      Phil Sisneros
                                      As Administrative Trustee


                                      /s/ Errol Harris
                                      ----------------------------------------
                                      Errol Harris
                                      As Administrative Trustee

                                      U.S. BANK TRUST NATIONAL ASSOCIATION, as
                                      Delaware Trustee


                                      By: /s/ Frank P. Leslie III
                                      ----------------------------------------
                                      Name:  Frank P. Leslie III
                                      Title: Vice President

                                      U.S. BANK TRUST NATIONAL ASSOCIATION as
                                      Property Trustee


                                      By: /s/ Frank P. Leslie III
                                      ----------------------------------------
                                      Name:  Frank P. Leslie III
                                      Title: Vice President

                                      AT&T WIRELESS SERVICES, INC., as
                                      Sponsor



                                      By: /s/ Errol Harris
                                      ----------------------------------------
                                      Name:  Errol Harris
                                      Title:

                                   EXHIBIT A

                              CERTIFICATE OF TRUST

                                       OF

                         AT&T WIRELESS CAPITAL TRUST II

         This Certificate of Trust is being executed as of April 24, 2003 for the purposes of organizing a statutory trust pursuant to the Delaware Statutory Trust Act, 12 Del C. ss.ss. 3801 et seq (the "Act")

         The undersigned hereby certifies as follows:

         1. Name: The name of the statutory trust is "AT&T Wireless Capital Trust II" (the "Trust").

         2. Delaware Trustee. The name and business address of the Delaware resident trustee of the Trust meeting the requirements of Section 3807 of the Act are as follows:
                           U.S. Bank Trust National Association
                           300 East Delaware Avenue, 8th Floor
                           Wilmington, DE  19809

         3. Effective. This Certificate of Trust shall be effective immediately upon filing in the Office of the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust, have duly executed this Certificate of Trust as of the day and year first above written.

                                      U.S. BANK TRUST NATIONAL ASSOCIATION, AS
                                      DELAWARE TRUSTEE



                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                      U.S. BANK TRUST NATIONAL ASSOCIATION AS
                                      PROPERTY TRUSTEE



                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                      ADMINISTRATIVE TRUSTEE



                                      By:
                                         ------------------------------------
                                                   Phil Sisneros

                                      ADMINISTRATIVE TRUSTEE



                                      By:
                                         ------------------------------------
                                                 Errol Harris